SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 18, 1997

                           Celebrity Entertainment, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                           0-19196                      11-2880337
(State or other jurisdiction      (Commission                  (IRS Employer
of incorporation)                 File Number)              Identification No.)

               214 Brazilian Ave., Suite 300, Palm Beach, FL 33480
             (Address of principal executive offices)    (Zip Code)

                                 (561) 659-3832
               Registrant's telephone number, including area code


         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

The following Exhibits are filed as a part of this report:

Exhibit 10.1  Form of Regulation S Subscription Agreement


Item 9.  Sales of Equity Securities Pursuant to Regulation S.

      On February 18, 1997, the Registrant issued 1,400,000 shares of common stock to LARKO as agent for Signature Equities Agency GmbH in consideration of the settlement of certain matters between the parties. The closing bid price of a share of the Registrant's common stock on said date was $0.0625. No commissions were paid. The Registrant relied on warranties and representations made by the recipient in a subscription agreement in the form filed herewith as Exhibit 10.1, which is hereby incorporated herein by reference, as the basis for claiming the exemption pursuant to Regulation S.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Celebrity Entertainment, Inc.


Date: March 4, 1997                         By: /s/ J. William Metzger
                                               J. William Metzger, Exec. V.P.


EXHIBIT INDEX

Exhibit 10.1 Form of Regulation S Subscription Agreement